UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2003


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


          DELAWARE               1-8501                    36-3217140
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)              Identification No.)


                             101 North Wacker Drive
                             Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 372-6300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (C)      EXHIBITS.

                  Exhibit Number            Description
                  --------------            -----------

                  99.1                      Press Release dated April 7, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 7, 2003, Hartmarx Corporation issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K which press release is incorporated herein by reference.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARTMARX CORPORATION


                                          By:  /s/ TARAS R. PROCZKO
                                               ------------------------------
                                                   Taras R. Proczko
                                                   Senior Vice President

Dated:  April 8, 2003

EXHIBIT LIST

Exhibit Number    Description
--------------    -----------

   99.1           Press Release dated April 7, 2003